Neuberger Berman Equity Funds®
Investor Class, Trust Class, Advisor Class, Institutional Class

Supplement to the prospectus dated December 12, 2002

1. Neuberger Berman Genisis Fund®
The first paragraph of the "Management" section is replaced by the following:

Judith M. Vale and Robert W. D'Alelio are Vice Presidents of Neuberger Berman
Management and Managing Directors of Neuberger Berman, LLC. Vale and D'Alelio
have been senior members of the Small Cap Group since 1992 and 1996, respectively. Vale has co-managed the fund's assets since 1994. D'Alelio joined the firm in 1996 and has co-managed the fund's assets since 1997.

The second paragraph of that section remains unchanged.

2. Neuberger Berman Regency Fund®
The first two paragraphs of the "Management" section are replaced by the following:

Andrew B. Wellington is a Vice President of Neuberger Berman Management and a
Managing Director of Neuberger Berman, LLC. He has been the manager of the fund since May 2003 and before that was a co-manager since 2002 and an Associate
Manager since 2001. From 1996 to 2001, he was a portfolio manager at another firm.

The third paragraph of that section remains unchanged.

This supplement is dated May 1, 2003.